UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 78746 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	APEN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 7, 2019, Apollo Endosurgery, Inc. entered into a Securities Purchase Agreement, or the Purchase Agreement, with certain purchasers named therein, or the Purchasers, pursuant to which we agreed to sell and issue $20.0 million aggregate principal amount of our 6.0% Convertible Debentures due 2024, or the Notes, referred to herein as the Financing. The Financing is expected to close on or about August 12, 2019, subject to customary closing conditions. The Purchase Agreement contains customary representations, warranties, covenants, closing conditions, and indemnification of the Purchasers by us. We will also be required to pay certain liquidated damages to the Purchasers in the event we fail to satisfy the current public information requirements of Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, until such time that satisfaction of such requirements is no longer required for the sale of common stock underlying the Notes pursuant to Rule 144.

The Notes will be guaranteed on an unsecured basis by our existing subsidiaries that guarantee our term loan facility under our loan and security agreement with Solar Capital, Ltd., or the Term Loan Facility, and, in certain circumstances, the Notes will become guaranteed by certain of our future subsidiaries that become loan parties under the Term Loan Facility. The Notes will be our senior unsecured obligations and rank senior in right of payment to any of our indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to any of our unsecured indebtedness that is not so subordinated; effectively junior to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness, including the Term Loan Facility; and structurally junior to all indebtedness and other liabilities (including trade payables) of our subsidiaries. The Notes will have an initial conversion price of $3.25, subject to adjustments.

Craig-Hallum Capital Group LLC, or the Placement Agent, acted as placement agent in connection with the Financing. We have agreed to pay the Placement Agent an aggregate cash fee equal to 6.0% of the aggregate gross proceeds from the Financing plus reimbursement of certain expenses not to exceed $60,000 in the aggregate.

The Notes will not be registered under the Securities Act or any state securities laws. We have relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Purchasers’ execution of the Purchase Agreement, the Purchasers represented to us that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the Notes to be purchased by them will be acquired solely for their own account and for investment purposes and not with a view to the future sale or distribution.

We expect to file a copy of the Purchase Agreement in a subsequent Current Report on Form 8-K or our Quarterly Report on Form 10-Q for the quarter ending September 30, 2019 to provide security holders with information regarding its terms. It is not intended to provide any other factual information about us. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of the Financing and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of our company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Registration Rights Agreement

In connection with the Financing, on August 7, 2019, we entered into a Registration Rights Agreement with the Purchasers, or the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we agreed to (i) file one or more registration statements with the Securities and Exchange Commission, or the SEC, within 30 days of the date of the Registration Rights Agreement to cover the resale of the shares of our common stock that are issuable to the Purchasers upon any conversion of the Notes, or the Shares, (ii) use our reasonable best efforts to have all such registration statements declared effective within the time frames set forth in the Registration Rights Agreement, and (iii) use our commercially reasonable efforts to keep such registration statements effective during the time frames set forth in the Registration Rights Agreement. In the event that such registration statements are not filed or declared effective within the timeframes set forth in the Registration Rights Agreement, any such effective registration statements subsequently become unavailable, or use of the prospectus contained in such registration statements is suspended for certain periods of time, we would be required to pay certain liquidated damages to the Purchasers.

Amendment to Solar Capital Ltd. Loan and Security Agreement

In connection with the Financing, on August 7, 2019, we and Solar Capital, Ltd. entered into the Second Amendment to the Term Loan Facility, which (i) allows for the Financing as well as the exchange transaction described under Item 8.01 to this report under the Term Loan Facility and (ii) amends the events of default under the Term Loan Facility.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the Amendment are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Registration Rights Agreement and the Amendment, copies of which we expect to file as exhibits to a subsequent Current Report on Form 8-K or our Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

Item 7.01 Regulation FD Disclosure.

On August 8, 2019, we issued a press release announcing the Financing and the entry into the Purchase Agreement and the Registration Rights Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by us, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

In connection with the Financing, we will issue a pre-funded warrant, or the Warrant, to purchase up to 1,000,000 shares of our common stock, at an exercise price of $0.001 per share, to an existing stockholder in exchange for the concurrent cancellation of 1,000,000 outstanding shares of common stock held by such stockholder. We will not pay any cash consideration to such stockholder in this transaction, which we expect to close concurrently with the closing of the Financing. Such stockholder has also agreed to purchase Notes in the Financing.

Neither the Warrant nor the shares of common stock underlying the Warrant will be registered under the Securities Act or any state securities laws. The Warrant will be issued pursuant to an exemption from the registration requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that we expect. These risks and uncertainties include market risks, trends and conditions. These and other risks are more fully described in our filings with the SEC, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and its Form 10-Q for the three months ended June 30, 2019. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required under applicable law, we disclaim any obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Document
99.1	Press Release, dated August 8, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	August 8, 2019
		By:	/s/ Todd Newton
		Name:	Todd Newton
		Title:	Chief Executive Officer